THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account H

American Legacy® Target Date Income B-Share

Supplement dated November 10, 2025 to the
Summary Prospectus for New Investors dated May 1, 2025

Beginning February 17, 2026, the American Legacy® Target Date Income B-Share and American Legacy® Target Date Income Advisory variable annuity contracts will no longer be available for purchase. Additionally, the Target Date Income Benefit rider will be closed to new elections on existing contracts.

You can obtain additional information by contracting your registered representative, online at www.lfg.com/vaprospectus, or by sending an email request to CustServSupportTeam@lfg.com.

Please retain this supplement for future reference.